THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)


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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   4

MANAGEMENT OF THE FUND ..........................   7

PURCHASE OF SHARES ..............................   8

REDEMPTION OF SHARES ............................  10

EXCHANGE OF SHARES ..............................  11

PRICING OF FUND SHARES ..........................  12

DIVIDENDS AND DISTRIBUTIONS .....................  13

TAX INFORMATION .................................  13

MAILINGS TO SHAREHOLDERS ........................  13

FINANCIAL HIGHLIGHTS ............................  14


THE
GABELLI
UTILITIES
FUND

CLASS AAA SHARES

PROSPECTUS DATED
MAY 1, 2003, AS SUPPLEMENTED ON JANUARY 20, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                        INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli Utilities Fund (the "Fund") seeks to provide a high level of total return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies (i) that are involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and Internet (collectively, "Utility Companies") and (ii) that the Fund's portfolio management team of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes have the potential to achieve either capital appreciation or current income. The Adviser will emphasize quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends.


PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risks that its portfolio companies will reduce or eliminate the dividend rate on the securities held by the Fund, that no event occurs to surface value expected by the Adviser or that regulatory actions adversely affect the Fund's portfolio securities. As a consequence of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek growth of capital as well as current income
      o you wish to include an income strategy as a portion of your overall investments
      o you believe that the utilities  industry can generate growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital
      o you do not believe the utilities industry has favorable growth prospects

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PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                 2000    16.44%
                                 2001   -15.36%
                                 2002   -15.06%

During the period shown in the bar chart, the highest return for a quarter was 13.1% (quarter ended September 30, 2000)and the lowest return for a quarter was (20.5)% (quarter ended September 30, 2002).

                AVERAGE ANNUAL TOTAL RETURNS                                         SINCE AUGUST 31,
          (FOR THE PERIODS ENDED DECEMBER 31, 2002)             PAST ONE YEAR              1999*
        -------------------------------------------            ----------------     -----------------
The Gabelli Utilites Fund Class AAA Shares
     Return Before Taxes ....................................     (15.06)%                  0.70%
     Return After Taxes on Distributions ....................     (16.00)%                 (2.00)%
     Return After Taxes on Distributions
       and Sale of Fund Shares ..............................     (11.17)%                 (0.22)%
     S&P(R)500 Composite Stock Price Index** ................     (22.09)%                (10.25)%
     S&P Utility Index*** ...................................     (29.99)%                (10.49)%
     Lipper Utility Fund Average**** ........................     (23.79)%                 (8.88)%

------------------------
*    From August 31, 1999, the date that the Fund commenced investment operations.
**   The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
***  The Standard & Poor's  Utility Index is an unmanaged  index  consisting of the common stocks of companies operating principally in the generation or distribution of electricity and/or natural gas. The index figures do not reflect any deduction for fees, expenses or taxes.
**** The Lipper Utility Fund Average reflects the average  performance of mutual funds classified in this particlular category.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax


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returns  depend on the investor's tax situation and may differ from those shown.
After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):
   Management Fees .................................................    1.00%
   Distribution and Service (Rule 12b-1) Fees(1) ...................    0.25%
   Other Expenses ..................................................    1.39%
                                                                        ----
   Total Annual Fund Operating Expenses(2) .........................    2.64%
                                                                        ----
   Fee Waiver and/or Expense Reimbursement(2) ......................   (0.64)%
                                                                        ----
   Net Annual Fund Operating Expenses(2) ...........................    2.00%
                                                                        ====
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(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) The Adviser contractually has agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, interest, tax and extraordinary expenses) at no more than 2.00% for the Class AAA Shares. The fee waiver and expense reimbursement arrangement will continue until at least through December 31, 2003. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% on an annualized basis for the Class AAA Shares.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR         3 YEARS        5 YEARS      10 YEARS
             -------        -------        -------      --------
              $203           $760          $1,343        $2,926



                         INVESTMENT AND RISK INFORMATION

The Fund's primary investment objective is to seek a high level of total return through a combination of capital appreciation and current income. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of Utility Companies which the Adviser believes have the potential to provide either capital appreciation or current income (the "80% Investment Policy"). The 80% Investment Policy may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. However, the Fund intends to focus on those companies in this industry whose common stocks have the potential for capital appreciation. The Fund's performance is expected to reflect conditions affecting the utilities industry. This industry is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating cer-

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tain kinds of facilities,  such as nuclear power  facilities.  These factors may change rapidly. The Adviser emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

Undervaluation of the stock of a utility company with good intermediate and longer-term fundamentals can result from a variety of factors, such as a lack of investor recognition of:

     o the underlying value of a company's fixed assets,
     o the level of demand for services,
     o the underlying value of the companies within the utilities industry,
     o beneficial changes in interest rates,
     o beneficial changes in the price and availability of fuel,
     o the value of a consumer or commercial franchise,
     o changes in the economic or financial environment affecting the company,
     o new or rapidly expanding markets,
     o technological developments or advancements affecting the company or its products,
     o changes in local and national governmental regulations, political climate or competitive conditions, or
     o changes in environmental protection or energy conservation regulations.

Actual events that may lead to a significant increase in the value of a company's securities include:

     o favorable earnings surprises relative to analysts' expectations,
     o a beneficial change in the local or national governmental regulations,
     o a beneficial change in environmental protection regulations or energy conservation regulations,
     o a merger or reorganization or recapitalization of the company,
     o a sale of a division of the company,
     o a tender offer (an offer to purchase investors' shares),
     o the retirement or death of a senior officer or substantial shareholder of the company, or
     o a beneficial change in the company's dividend policy.


In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stocks, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stock; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments which lose their perceived value relative to other investments in the judgement of the portfolio management team.


The Fund's assets will be invested primarily in a broad range of readily marketable dividend-paying common stocks in the utilities industry. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's

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management,  general market conditions,  the forecasts for the issuer's industry and the value of the issuer's assets. Holders of common stocks only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.


The Fund's policy of concentration in companies in the utilities industry is also a fundamental policy of the Fund. Fundamental policies may not be changed without the authorization of a majority (as defined in the Investment Company Act of 1940, as amended), of the Fund's outstanding shares. The Fund does not have any other fundamental policies.


The Fund may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities or high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.


The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information which may be obtained by calling 800-GABELLI (800-422-3554) or your broker.


Investing in the Fund involves the following risks:

     o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     o FUND AND MANAGEMENT RISK. The Fund's performance may be poorer than that of other funds if, for example, the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the portfolio management team is incorrect in its assessment of the values of the securities the Fund holds, no event occurs which surfaces value or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.


     o INDUSTRY RISK. The Fund's investments in utility companies may be more susceptible to factors affecting those particular types of companies and may decline in value because of various factors, including increases in operating expenses, high interest costs, higher inflation, industry overcapacity or reduced demand for services.


     o REGULATORY RISK. The Fund's investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment company for its clients. In addition, various types of ownership restrictions are imposed by the Public Utilities Holding Act of 1935, as amended, on energy utility companies and by the Federal Communications Commission, on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.


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                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2002, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

The Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00%. The fee waiver and expense reimbursement arrangement will continue until at least through December 31, 2003.


In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 2.00%.


PORTFOLIO MANAGEMENT. The Fund's investments are managed by an investment team ("Investment Team"). The Investment Team will be primarily responsible for the investment decisions of the Adviser relating to the Fund.


RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


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                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor. Your broker may charge you a processing fee for assisting you in purchasing shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

     O BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Utilities Fund" to:

        BY MAIL                                    BY PERSONAL DELIVERY
        -------                                    --------------------
        THE GABELLI FUNDS                          THE GABELLI FUNDS
        P.O. BOX 8308                              C/O BFDS
        BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI UTILITIES FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

       If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

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SHARE  PRICE.  The Fund sells its Class AAA  Shares at the net asset  value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirements.


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                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent. Your broker may charge you a processing fee for assisting you in redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.


     o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
       States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. Fund shares held through an IRA may also be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").


        1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

        2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


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10
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AUTOMATIC  CASH  WITHDRAWAL  PLAN.  You may  automatically  redeem  shares  on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

The Fund may pay your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:


        o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.
        o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.
        o   you may realize a taxable gain or loss.
        o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.
        o your broker may charge you a processing fee for assisting you in exchanging shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.



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                                                                              11

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You may exchange  shares through the  Distributor,  directly  through the Fund's transfer agent or through a registered broker-dealer.


        o   EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.


        o   EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the funds whose shares you wish to acquire.

        o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.


The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                             PRICING OF FUND SHARES

The Fund's net aset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Trustees believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.


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12

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                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends, if any, monthly, and to distribute, at least annually, substantially all net realized capital gains. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund or broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, however the Fund has been distributing $0.07 per share on a monthly basis. To the extent that distributions are in excess of the Fund's taxable income, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Fund will pay any dividends or realize any capital gains.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of net investment income, net capital gains or a return of capital. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you recieve any distributions treated as a non-taxable return of capital.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.


                             MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request.


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
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                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund since it began. The total returns in the table represent the rate that an investor would have earned, or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.


                           THE GABELLI UTILITIES FUND


Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,

                                                2002            2001            2000         1999+
                                               -------         ------          -------      ------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ...   $  9.13         $11.72          $ 10.89      $10.00
                                               -------         ------          -------      ------
    Net investment income ..................      0.22           0.11             0.89        0.04(a)
    Net realized and unrealized gain
       (loss) on investments ...............     (1.55)         (1.86)            0.83        2.18
                                               -------         ------          -------      ------
    Total from investment operations .......     (1.33)         (1.75)            1.72        2.22
                                               -------         ------          -------      ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ..................     (0.22)         (0.11)           (0.89)      (0.03)
    Net realized gain on investments .......        --             --               --       (1.23)
    In excess of net realized gain on
       investments .........................        --             --               --       (0.07)
                                               -------         ------          -------      ------
    Total distributions before return of
       capital .............................     (0.22)         (0.11)           (0.89)      (1.33)
                                               -------         ------          -------      ------
    Return of capital ......................     (0.62)         (0.73)              --          --
                                               -------         ------          -------      ------
    Total distributions ....................     (0.84)         (0.84)           (0.89)      (1.33)
                                               -------         ------          -------      ------
    NET ASSET VALUE, END OF PERIOD .........   $  6.96         $ 9.13          $ 11.72      $10.89
                                               -------         ------          -------      ------
    Total return++ .........................     (15.1)%        (15.4)%           16.4%       22.3%
                                               =======         ======          =======      ======
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ...   $13,215         $9,727          $13,281      $3,685
    Ratio of net investment income to
       average net assets ..................      2.91%          1.02%            8.31%       0.99%(b)
    Ratio of operating expenses to
       average net assets
       before reimbursement (c) ............      2.64%          2.49%            2.88%      10.63%(b)
    Ratio of operating expenses to
       average net assets
       net of reimbursement ................      2.00%          2.00%            2.00%       2.00%(b)
    Portfolio turnover rate ................        41%           110%             215%         94%

--------------------------------
+    From commencement of investment operations onAugust 31, 1999 through December 31, 1999.
++   Total return  represents  aggregate  total return of a  hypothetical  $1,000  investment at the beginning of the period and sold at the end at the end of the period including  reinvestment of dividends. Total return for less than one year is not annualized.
(a)  Based on average month-end shares outstanding.
(b)  Annualized.
(c)  During the periods ended December 31, 2002, 2001, 2000 and 1999, the Adviser reimbursed certain expenses.  If such expense  reimbursement had not occurred,  the ratio of operating expenses to average net assets would have been as shown.


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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

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                                                                              15
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                           THE GABELLI UTILITIES FUND
                                 CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS


The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                           The Gabelli Utilities Fund

                              One Corporate Center

                               Rye, NY 10580-1422


                      Telephone: 800-GABELLI (800-422-3554)


                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commision, Washington, D.C. 20549-0102, or calling 1-202-942-8090.


o    Free from the EDGAR Database on the commission's website at www.sec.gov.


Investment Company Act File No. 811-09377